Schedule 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities and Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement    [ ] Confidential, for Use of the Commission
                                    Only (as permitted by Rule 14a-6(e)(2))

[ ]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

--------------------------------------------------------------------------------

                          H&Q HEALTHCARE INVESTORS
                          H&Q LIFE SCIENCES INVESTORS

--------------------------------------------------------------------------------

Payment of Filing Fee (Check the appropriate box:)

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      (1)   Title of each class of securities to which transactions applies:
      (2)   Aggregate number of securities to which transaction applies:
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rules 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
      (4)   Proposed maximum aggregate value of transaction:
      (5)   Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount previously paid:
      (2)   Form, Schedule or Registration Statement No.:
      (3)   Filing Party:
      (4)   Date Filed:

                            H&Q HEALTHCARE INVESTORS
                           H&Q LIFE SCIENCES INVESTORS
                          30 Rowes Wharf, Fourth Floor
                        Boston, Massachusetts 02110-3328
                                 (617) 310-0567


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


To the Shareholders of
H&Q HEALTHCARE INVESTORS and H&Q LIFE SCIENCES INVESTORS:

         An Annual Meeting of Shareholders of H&Q Healthcare Investors and of H&Q Life Sciences Investors (each a "Fund") will be held on Wednesday, June 28, 2000, at 10:00 A.M. at the Boston Harbor Hotel, 70 Rowes Wharf, Boston, Massachusetts 02110, for the following purposes:

         (1)    Election of Trustees of the Fund;

         (2) Ratification or rejection of the selection of Arthur Andersen LLP as Independent Public Accountants of the Fund for the fiscal year ending September 30, 2000;

         (3) Approval or disapproval of the Investment Advisory Agreement between the Fund and Hambrecht & Quist Capital Management Incorporated providing for a reduced management fee rate;

         (4) For H&Q Healthcare Investors shareholders only, consideration of one shareholder proposal, if presented to the meeting; and

         (5) Transaction of such other business as may properly come before the Annual Meeting and any adjournment or adjournments thereof.

         Although the Annual Meetings are held together for convenience in order to hear common presentations, each Fund's shareholders take action independently of the other. Shareholders of record at the close of business on May 25, 2000 will be entitled to vote at the Annual Meeting or at any adjournment or adjournments thereof.

                                             By Order of the Board of Trustees,



                                             Kerri A. Bisner,
                                             Secretary

May 30, 2000


--------------------------------------------------------------------------------
Please complete, date and sign the Proxy for the shares held by you and return the Proxy in the envelope provided so that your vote can be recorded. No postage is required if the envelope is mailed in the United States. It is important that you return your signed Proxy promptly, regardless of the size of your holdings, so that a quorum may be assured.
--------------------------------------------------------------------------------

                            H&Q HEALTHCARE INVESTORS
                           H&Q LIFE SCIENCES INVESTORS


                                 PROXY STATEMENT

         This Proxy Statement is furnished in connection with the solicitation by the Board of Trustees of H&Q Healthcare Investors ("HQH") and of H&Q Life Sciences Investors ("HQL") (each a "Fund") of proxies to be voted at an Annual Meeting of Shareholders ("Annual Meeting") of the Fund to be held on June 28, 2000, and any adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting, dated May 30, 2000. Unless otherwise indicated, all information and each proposal applies separately to each Fund. This Proxy Statement is first being mailed to shareholders on or about May 30, 2000.

         The Fund's Annual Report with respect to the fiscal year ended September 30, 1999 was mailed to shareholders on or about November 30, 1999. The Fund will furnish, without charge, a copy of the Annual Report, or the most recent Semi-Annual Report succeeding the Annual Report, if any, to a shareholder upon request. Requests may be sent to the Fund at 30 Rowes Wharf, Fourth Floor, Boston, MA 02110-3328 or be made by calling (800) 327-6679.

                                   Proposal 1
                              ELECTION OF TRUSTEES

         The Fund's Declaration of Trust provides that the Board of Trustees shall be divided into three classes. The term of office of the Class B Trustees expires on the date of the 2000 Annual Meeting, and the term of office of the Class C and Class A Trustees will expire one and two years, respectively, thereafter. Trustees chosen to succeed the Trustees whose terms are expiring will be elected for a three-year term. An effect of staggered terms is to limit the ability of entities or persons to acquire control of the Fund.

         The Fund's Declaration of Trust provides that a majority of the Trustees shall fix the number of the entire Board and that such number shall be at least three and no greater than fifteen. The Board has fixed the number of Trustees at seven. Proxies will be voted for the election of the following two nominees for HQH and two nominees for HQL. Each nominee is presently serving as a Trustee and has consented to continue to so serve. In the event that a nominee is unable to serve for any reason (which is not now expected) when the election occurs, the accompanying Proxy will be voted for such other person or persons as the Board of Trustees may recommend.

         The nominees to serve until the 2003 Annual Meeting are Lawrence S. Lewin and Uwe E. Reinhardt, Ph.D. for HQH and Alan G. Carr and Henri A. Termeer for HQL. The Trustees serving until the 2001 Annual Meeting are Robert P. Mack, M.D., Eric Oddleifson and Oleg M. Pohotsky for HQH and Lawrence S. Lewin and Uwe
E. Reinhardt, Ph.D. for HQL. The Trustees serving until the 2002 Annual Meeting are Alan G. Carr and Henri A. Termeer for HQH and Robert P. Mack, M.D., Eric Oddleifson and Oleg M. Pohotsky for HQL. The address for each nominee and Trustee is c/o the Fund at the Fund's address as set forth above.

         The nominees and Trustees and their principal occupations for at least the last five years are as follows:

Name (Age), Business Experience and Directorships,                                      Shares Beneficially Owned,
Term of Trusteeship, Other Positions with the Fund                                           as of May 1, 2000
as of May 1, 2000                                                                               HQH          HQL
--------------------------------------------------                                      ---------------------------
Alan G. Carr* (65),                                                                          26,936(1)     14,221
President (since 1992), Director (since 1986) and Senior Vice President (from
1986-1992) of the Adviser; Managing Director (from 1992-1999) of Hambrecht &
Quist Group; and President and Trustee (since 1987) of HQH and (since 1992) of
HQL.

Lawrence S. Lewin** (61),                                                                     1,661         2,322
Formerly Chief Executive Officer (from 1970-1999) of The Lewin Group (healthcare public policy and management consulting), a subsidiary of Quintiles
Transnational Corp.; Director (since 1989) of Apache Medical Systems; Director
(from 1996-1999) of Quintiles Transnational Corp.; and Trustee (since 1987) of
HQH, (since 1992) of HQL and Chairman (since 2000) of HQH and of HQL.

Robert P. Mack, M.D. (64),                                                                    2,073          -0-
Orthopedic Surgeon (from 1996-1998) at the Steadman-Hawkins Orthopedic Clinic and (from 1977-1996) at the Denver Orthopedic Clinic; and Trustee (since 1991)
of HQH and (since 1992) of HQL.

                                       2

Eric Oddleifson** (65),                                                                       1,951         1,211
Managing Director (since 1997) of GMO Renewable Resources LLC (forest properties investment); formerly Managing Director (from 1995-1997) of UBS Asset Management
(forest properties investment); formerly President, Director and Chief
Investment Officer (from 1984-1995) of Resource Investments, Inc. (forest properties investment); and Trustee (since 1992) of HQH and of HQL.

Oleg M. Pohotsky (53),                                                                          -0-          -0-
Senior Vice President (since 1991) of FAC/Equities, a division of First Albany
Corporation (investment bank); and Trustee (since 2000) of HQH and of HQL.

Uwe E. Reinhardt, Ph.D. (62),                                                                   592           579
Professor of Economics (since 1968) at Princeton University; and Trustee (since
1988) of HQH and (since 1992) of HQL.

Henri A. Termeer** (54),                                                                        -0-          -0-
Chairman (since 1988), Chief Executive Officer (since 1985) and President (since
1983) of Genzyme Corporation (human healthcare products); Director (since 1987)
of ABIOMED, Inc.; Director (since 1992) of AutoImmune, Inc.; Director (since
1993) of Genzyme Transgenics; Director (since 1994) of Geltex Pharmaceutical,
Inc.; Director (since 1996) of Diacrin, Inc.; and Trustee (since 1989) of HQH and (since 1992) of HQL.
                                                                                             ------        ------
All Trustees of the Fund as a Group                                                          33,249        18,333

------------------
* Trustee considered to be an "interested person" within the meaning of the Investment Company Act of 1940 (the "1940 Act") through position or affiliation with Hambrecht & Quist Capital Management Incorporated (the "Adviser").
**  Member of the Fund's Audit Committee.
(1) Mr. Carr's shares include 462 shares held by a family member as to which he disclaims any beneficial interest.

         During the fiscal year ended September 30, 1999, four meetings of the Board of Trustees were held. Each Trustee of the Fund listed above who was a Trustee during such fiscal year attended at least 75% of such meetings held while he was a Trustee.

         The Fund has an Audit Committee comprised of Messrs. Lewin, Oddleifson and Termeer, all "Disinterested Trustees" (persons other than those who are interested persons of the Fund or the Adviser as defined in the 1940 Act). The Audit Committee is responsible for reviewing with the Fund's auditors matters related to the Fund's accounting affairs and reviewing the maintenance of the Fund's records and custodian operations. The Board has not adopted, but is currently developing, a written charter for the Audit Committee. The Audit Committee held one meeting during the fiscal year ended September 30, 1999. Each Trustee of the Fund listed above who was an Audit Committee Member during such fiscal year attended the meeting held, except for Mr. Termeer. Mr. Termeer attended 60% of the aggregate of the Board Meetings and the Audit Committee Meeting held during the fiscal year. The Fund does not have a nominating committee or compensation committee.

         The Fund pays each of its Disinterested Trustees an annual fee of $6,000 plus $900 for each meeting attended. Disinterested Trustees are also reimbursed for travel expenses incurred in connection with attending such meetings. For the fiscal year ended September 30, 1999, the Disinterested Trustees received $57,963 from HQH and $58,091 from HQL for fees and reimbursed expenses. No other direct compensation has been paid by the Fund to the Trustees and officers as a group. Trustees and officers of the Fund who hold positions with the Adviser receive indirect compensation from the Fund in the form of the investment advisory fee paid to the Adviser.

                                            Compensation Table
                                            ------------------
                               For the fiscal year ended September 30, 1999

                                  Aggregate            Accrued Pension               Total
Disinterested                   Compensation            or Retirement             Compensation
Trustee                        from each Fund             Benefits              from Fund Complex
-------------------------------------------------------------------------------------------------
Lawrence S. Lewin                  $8,700                   None                     $17,400
Robert P. Mack, M.D.               $9,600                   None                     $19,200
Eric Oddleifson                    $9,600                   None                     $19,200
Uwe E. Reinhardt, Ph.D.            $9,600                   None                     $19,200
Henri A. Termeer                   $8,700                   None                     $17,400


Executive Officers

         The following table sets forth information (Name (Age), Positions with the Fund) for at least the last five years with respect to the executive officers of the Fund not named above. Each officer has been elected by the Board of Trustees and serves at the pleasure of the Trustees.

         Kerri A. Bisner (37)
         Secretary (since 1992) and Trustee* (1999) of HQH and of HQL; Senior Vice President (since 1998) and Vice President (from 1994-1998) of the Adviser.

         Kimberley L. Carroll (44),
         Treasurer and Chief Financial Officer (since 1987) of HQH and (since
         1992) of HQL; and Vice President (since 1991) of the Adviser.

------------------
         * On December 9, 1999, the Chase Manhattan Corporation acquired Hambrecht & Quist Group, the indirect parent of the Adviser. Ms. Bisner resigned from the Board of Trustees at that time in order to comply with Section 15(f)(1) of the Investment Company Act of 1940, as amended.

Required Vote

         The Fund's Declaration of Trust states that the Trustees shall be elected by the affirmative vote of a majority of the Fund's shares voting at the Annual Meeting. The Trustees recommend a vote FOR all nominees.


                                   Proposal 2
                     RATIFICATION OR REJECTION OF SELECTION
                        OF INDEPENDENT PUBLIC ACCOUNTANTS

         Pursuant to the 1940 Act, at a meeting called for such purpose on November 8, 1999, a majority of the entire Board of Trustees of the Fund, including a majority of the Disinterested Trustees, selected Arthur Andersen LLP as Independent Public Accountants for the Fund for the fiscal year ending September 30, 2000. The Fund has been advised that neither Arthur Andersen nor any of its partners has any direct or material indirect financial interest in the Fund, nor has had any connection during the past three years with the Fund in the capacity of promoter, underwriter, voting trustee, director, officer or employee.

         Accounting services to be performed by Arthur Andersen for the Fund will consist of the examination of the annual financial statements of the Fund, consultation on financial, accounting and reporting matters, review and consultation regarding various filings with the Securities and Exchange Commission ("SEC") and attendance at some meetings of the Board of Trustees. Arthur Andersen also will perform non-audit services consisting of review and/or preparation of income tax returns of the Fund.

         Representatives of Arthur Andersen will be present and available for questioning at the Annual Meeting and will have an opportunity to make a statement.

Required Vote

         The selection of Arthur Andersen is submitted to the shareholders for ratification and requires the affirmative vote of a majority of the Fund's shares voting at the Annual Meeting. The Trustees recommend a vote FOR the selection of Arthur Andersen as Independent Public Accountants for the Fund.


                                   Proposal 3
          APPROVAL OR DISAPPROVAL OF THE INVESTMENT ADVISORY AGREEMENT
                   PROVIDING FOR A REDUCED MANAGEMENT FEE RATE

         Hambrecht & Quist Capital Management Incorporated, a California corporation, is the investment adviser for each Fund. Under each Fund's Investment Advisory Agreement (each an "Advisory Agreement"), dated April 30, 2000, the Adviser is responsible for the management of the Fund's assets, subject to the supervision of the Board of Trustees. The Adviser manages the investments of the Fund in accordance with its investment objective and policies. The Adviser also is obligated to supervise and perform certain administrative and management services and is obligated to provide the office space, facilities, equipment and personnel necessary to perform its duties. The Fund pays no salaries. The salaries of all officers of the Fund and all personnel of the Fund or of the Adviser performing services relating to research, statistical or investment activities, and of all Trustees who are interested persons of the Fund or of the Adviser, are paid by the Adviser or an affiliate thereof. Each Fund's Advisory Agreement was entered into prior to obtaining shareholder approval consistent with regulatory positions because the only material changes from the previous investment advisory agreement between the Fund and the Adviser (each a "Former Advisory Agreement") are the dates of execution and termination and a reduction of the management fee rate.

         Alan G. Carr serves as President and sole Director of the Adviser. The Adviser's address is 30 Rowes Wharf, Fourth Floor, Boston, MA 02110-3328. The Adviser is wholly-owned by Hambrecht & Quist California, a California corporation, at the address of One Bush Street, San Francisco, California 94104, which is indirectly wholly-owned by The Chase Manhattan Corporation, at the address of 270 Park Avenue, New York, New York 10017.

         The 1940 Act, which regulates investment companies such as the Fund, requires a shareholder vote to approve a fund's investment advisory agreement whenever there is a change of control of the fund's investment adviser. The Chase Manhattan Corporation recently acquired Hambrecht & Quist Group, the Adviser's indirect parent company. The Trustees of the Fund have been advised that this transaction did not result in a change of control of the Adviser. Nevertheless, the Trustees believe it is appropriate to seek shareholder approval of the Advisory Agreement between the Fund and the Adviser, which was approved by the Board of Trustees of the Fund on April 25, 2000. The Advisory Agreement does not differ in any material respect from the Former Advisory Agreement, except with respect to the dates of execution and termination and the reduced fee schedule summarized below. Each Fund's Advisory Agreement contains several other minor modifications (e.g., the correction of typographical errors) to conform them to one another, but these modifications do not involve any substantive changes.

         Under the Former Advisory Agreement, the Fund paid a monthly fee equal when annualized to (i) 2.5% of the average net assets for such month of its venture capital and other restricted securities (securities subject to legal or contractual restrictions on resale) constituting up to 25% of the Fund's net assets and (ii) 1.0% of the average net assets for such month of all other assets of the Fund; provided that in no event could the monthly fee when annualized exceed 1.375% of the average net assets of the Fund for such month.

         For the services provided by the Adviser under the Advisory Agreement, the Fund pays a monthly fee equal when annualized to (i) 2.5% of the average net assets for such month of its venture capital and other restricted securities constituting up to 25% of the Fund's net assets and (ii) for such month, for all other assets, 1.0% of the average net assets up to $250 million, 0.9% of the average net assets for the next $250 million, 0.8% of the average net assets for the next $500 million and 0.7% of the average net assets thereafter; provided that in no event shall the monthly fee when annualized exceed 1.375% of average net assets of the Fund for such month.

         The Adviser will not participate directly in the capital appreciation or venture capital or other restricted securities or provide managerial assistance to portfolio companies, as is normally the case with venture capital funds. The investment advisory fee paid by the Fund exceeds that paid by most registered investment companies to their investment advisors but the Fund believes that the fee is commensurate with the nature and quality of the services required for identifying, evaluating and monitoring venture capital and other restricted securities. For the fiscal year ended September 30, 1999, the advisory fees for HQH and for HQL, were $2,319,338 and $1,537,385, respectively. Given the recent significant growth in the Fund's net assets, the Adviser and the Trustees agreed on a reduced fee schedule at higher asset levels as described above. Although the advisory fees for each Fund for its fiscal year ended September 30, 1999 would have been unchanged had the Advisory Agreement been in effect at that time, the Adviser anticipates that, subject to market conditions, management fee savings will potentially be realized this calendar year.

         The services of the Adviser to the Fund are not deemed to be exclusive, and nothing in the Advisory Agreement prevents the Investment Adviser, or any affiliate thereof, from providing similar services to other companies and other clients or from engaging in other activities.

         In addition to the management fee payable to the Adviser, the Fund pays all of its expenses, without limitation, that are not assumed by the Adviser. For the fiscal year ended September 30, 1999, the annualized expense ratio was 1.46% for HQH and 1.60% for HQL.

         The Advisory Agreement provides that the Adviser shall not be liable to the Fund or any shareholder of the Fund for any error of judgement or for any loss suffered by the Fund in connection with the Adviser's services, except for a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services and except for a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of the Adviser's obligations and duties.

         The Advisory Agreement will remain in effect until June 30, 2001, and will continue in effect thereafter only if continuance is specifically approved at least annually by the Trustees of the Fund or by a vote of a majority of Disinterested Trustees. The Advisory Agreement would terminate automatically if assigned and may be terminated without penalty by a vote of a majority of the outstanding voting securities of the Fund or by either party on not less than 30 nor more than 60 days written notice. As noted above, the terms of the Advisory Agreement were approved by the Trustees, including those who are Disinterested Trustees, on April 25, 2000.

         During the course of their deliberations relating to the Advisory Agreement, the Board of Trustees, including the Disinterested Trustees, considered a variety of factors, including (1) the nature, quality and extent of the services furnished by the Adviser to the Fund; (2) the investment record of the Adviser in managing the Fund; (3) the addition of break-points to the fee rate, which provide for lower fee rates at higher asset levels; (4) the projected profitability of the Adviser under the new fee schedule; (5) the necessity of the Adviser's maintaining and enhancing its ability to retain and attract capable personnel to serve the Fund; (6) the financial resources of the Adviser and the continuance of appropriate incentives to assure that the Adviser will continue to furnish high quality services to the Fund; (7) comparative data as to investment performance, advisory fees and expense ratios of similar funds (although the Trustees do not believe that any precisely comparable funds exist); (8) the fact that a significant percentage of the assets of the Fund is invested in privately placed securities and that managers of unregistered venture capital funds that invest in such securities generally charge a significantly higher fee for managing those assets (including a percentage of the gain, which is not possible for a registered fund); (9) possible economies of scale; (10) the Adviser's commitment to support the services provided to the Fund; (11) possible ancillary benefits to the Adviser from serving as adviser;
(12) current and developing conditions in the financial services industry; and
(13) various other factors.

         Based on all of the foregoing, the Board of Trustees, including all of the Disinterested Trustees, unanimously approved the terms of the Advisory Agreement, and recommends that shareholders of the Fund approve the terms of the Advisory Agreement.

         The discussion herein is qualified in its entirety by the Advisory Agreement, a copy of which is annexed hereto as Exhibit A.

Portfolio Transactions

         Subject to policies established by the Board of Trustees of the Fund, the Adviser is primarily responsible for the execution of the Fund's portfolio transactions and the allocation of brokerage. In executing such transactions, the Adviser will seek to obtain the best price and execution for the Fund, taking into account numerous factors. While the Adviser generally seeks reasonably competitive commission rates, the Fund will not necessarily pay the lowest commission available.

Required Vote

         Approval of the Advisory Agreement requires the affirmative vote of a majority of the Fund's outstanding voting shares. (For this proposal only, majority means the lesser of (i) 67% or more of the shares present at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy at a meeting or (ii) more than 50% of the outstanding shares of the Fund.) The Trustees recommend a vote FOR the approval of the Advisory Agreement providing for a reduced management fee rate.

                                   Proposal 4
                              SHAREHOLDER PROPOSAL

         This proposal applies only to H&Q Healthcare Investors. Accordingly, for purposes of this Proposal 4, the term "Fund" is intended to mean only HQH and not HQL.

         The Fund has been notified that Phillip Goldstein, of Opportunity Partners L.P., 60 Heritage Drive, Pleasantville, New York 10570, being the owner of $2,000 or more of shares of beneficial interest of the Fund held over one year and to be held beyond the meeting date, intends to present the proposal set forth below for consideration at the Annual Meeting of Shareholders:

         PROPOSED: It is recommended that shareholders be afforded an opportunity to realize net asset value ("NAV") for their shares by converting the Fund to an open-end fund or in some other manner.

         SUPPORTING STATEMENT: The shares of our Fund have languished at a large discount to their NAV for a long time.

         Since the shareholders of [the parent company of] our Fund's investment advisor recently had an opportunity to cash out at a premium price, we think this would be an ideal time for us to also have an opportunity to sell our shares at an above-market price. Therefore, we would like the Fund to convert to an open-end fund.

         Management will likely argue that the Fund holds illiquid investments and that open-ending it is not feasible. Nevertheless, we think it is time to make a firm commitment to enhancing shareholder value and if that requires gradually shifting the Fund's portfolio toward more liquid securities, so be it. Continuing to tolerate a wide discount indefinitely is simply unacceptable because we believe the supposed advantage of the closed-end structure pales in comparison to the increase in value that would result from open-ending.

         If you agree that it its time to eliminate the discount once and for all, you should vote "FOR" this proposal.

                              MANAGEMENT'S RESPONSE

         The Board of Trustees of the Fund recommends a vote "AGAINST" this proposal for the following reasons:

         The Board of Trustees considers and votes on the issue of open-ending the Fund at least once a year. In their best business judgement, they have determined that this is currently not in the best interests of the Fund's shareholders. However, they too are concerned when the discount appears unreasonably wide and, consequently, they approved a fixed distribution policy that is intended to narrow the discount. This policy received approval from the SEC in January 2000 and the first distribution was made on March 27, 2000. In the Trustees' opinion, it would only be prudent to allow the policy to be in effect for an adequate period of time in order to judge its effectiveness before an alternative is approved.

         Some of the factors that the Trustees consider regarding open-ending include:

    - The investment objective the Fund is to seek long-term capital appreciation by investing in emerging growth healthcare companies. Open-ending would result in a fundamental change in the type of securities that could be held in the Fund's portfolio. Ultimately, the Fund's investment emphasis would probably be forced to refocus on larger capitalization, publicly traded securities of the type purchased by other open-end funds. Fund shareholders have actively made a decision to buy Fund shares in the public market (instead of buying shares of the many open-end funds in this sector) which indicates the interest in access to these smaller capitalization issuers. The Trustees believe that shareholders have chosen to purchase Fund shares with an understanding of the nature of the Fund and it would therefore be unsound to change the Fund's basic investment strategy at this time.

    - The closed-end fund structure of the Fund was specifically chosen to enable it to hold a portfolio of small capitalization, emerging growth stocks, including restricted securities. Many of the public securities held in the Fund are thinly traded, relatively illiquid securities. These small capitalization securities are subject to abrupt and erratic price movements. It is difficult to own them in an open-end fund where daily liquidity is necessary. The cash reserves required for redemptions can also be a drag on an open-end fund's performance. In addition, the returns of long-term shareholders in a closed-end fund are not diluted by large cash inflows when the sector is in favor as they would be in an open-end fund.

   - Sector funds can be very volatile. The relatively stable asset base of a closed-end fund allows a portfolio manager to invest with the longer-term outlook necessary for small companies to fully mature and realize maximum capital appreciation potential. It is the Fund's emphasis on small capitalization issuers and restricted securities which provides a unique opportunity to shareholders.

   - Because the Fund includes a substantial unrealized capital gain, open-ending would result in an inequitable tax burden on the shareholders that chose to remain in the Fund. To the extent that any sales made to meet daily redemptions resulted in a gain, the remaining shareholders would incur a capital gain liability. The shareholders that forced the sale of the portfolio securities in order to meet redemptions would not bear a portion of this liability and that is clearly unfair.

   - The Fund is currently able to invest up to 40% of its assets in restricted securities. If converted to open-end form, restricted securities would be limited to not more than 15% of its assets under current SEC regulations and some method of liquidation would have to be found to reach the allowable limit. These securities are subject to legal and contractual restrictions on resale. There is no guarantee that buyers can be found or that the prices offered would not be disadvantageous to the Fund's shareholders.

   - Expenses would likely increase (including costs of shareholder service, compliance, sales, marketing and distribution, and legal, custodial and transfer agency fees) on an ongoing basis, in addition to the significant one-time costs incurred in the conversion.

   - The Fund, unlike many closed-end funds, has traded at a significant premium in the past. The Fund's premium has been as high as 21.5% and the discount as high as 30.9%. The premium/discount relationship is primarily a sector sentiment indicator. Buying shares at a discount can be an advantage as it allows shareholders to leverage their purchase of securities by paying less for every dollar of net assets.

         Overall, the Board of Trustees feels that a significant restructuring of the portfolio would damage values, incur both selling expenses and shareholder tax liabilities and be contrary to what the shareholders specifically chose when they made an investment in Fund shares. This would thus negate any value in open-ending the Fund.

         Please be assured that whether or not Proposal 4 is approved, the Trustees will continue to diligently explore ways of reducing the Fund's discount, including converting the Fund to an open-end fund if it were deemed appropriate.

         Accordingly, the Board of Trustees recommends that you vote "AGAINST" this proposal and, if the proposal is presented, your proxy will be so voted unless you specify otherwise.

Required Vote
         Approval of Proposal 4 requires the affirmative vote of a majority of the Fund's shares voting at the Annual Meeting.

                                 OTHER BUSINESS

         As of the date of this Proxy Statement, the Board of Trustees is not aware that any matters are to be presented for action at the Annual Meeting other than those described above. Should other business properly be brought before the Annual Meeting, it is intended that the accompanying Proxy will be voted thereon in accordance with the judgment of the persons named as proxies.


                        PROXIES AND VOTING AT THE MEETING

         Shareholders who execute proxies may revoke them at any time before they are voted by written notice to the Secretary of the Fund or by casting a vote at the meeting. All valid proxies received prior to the meeting, or any adjournment or adjournments thereof, will be voted at the meeting and any adjournments thereof. The representation in person or by proxy of a majority of the outstanding shares of the Fund is necessary to constitute a quorum for transacting business at the Annual Meeting. For purposes of determining the presence of a quorum, abstentions and broker "non-votes" will be treated as shares that are present. Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Matters on which a choice has been provided will be voted as indicated on the proxy card, and, if no instruction is given, the persons named as proxies will vote the shares represented thereby in favor of the matters set forth in Proposal 1, Proposal 2 and Proposal 3 and against the matter set forth in Proposal 4 (for HQH shareholders only) of the Notice of Annual Meeting, and will use their best judgment in connection with the transaction of such other business as may properly come before the Annual Meeting or any adjournment or adjournments thereof. Abstentions and broker non-votes will not be counted in favor of, but will have no other effect on, the votes for Proposals 1 2, 3 and 4 (for HQH shareholders only) that require the approval of a majority of shares voting at the Annual Meeting.

         In the event that sufficient votes in favor of any proposal set forth in the Notice of Annual Meeting are not received by June 28, 2000, the persons named as proxies in the enclosed proxy card may propose one or more adjournments of the meeting to permit further solicitation. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies on the enclosed proxy card will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund.

         As of May 1, 2000, there were issued and outstanding 10,174,647 shares of beneficial interest of HQH and 7,802,538 shares of beneficial interest of HQL. Shareholders will be entitled to one vote for each share held. Only shareholders of record at the close of business on May 25, 2000, the record date, will be entitled to vote at the Annual Meeting. As of May 1, 2000, the Trustees and officers of the Fund beneficially owned less than 1% of the outstanding voting securities of the Fund. As of May 1, 2000, HQL was not aware of any group that beneficially owned more than 5% of its outstanding voting securities. As of May 1, 2000, HQH was aware of one investment adviser group that beneficially owned more than 5% of the respective outstanding voting securities: Yale University, Investment Office, 230 Prospect Street, New Haven, CT 06511-2107. Yale University beneficially owned 5.4% of the outstanding shares of HQH.


                        PROPOSALS FOR 2001 ANNUAL MEETING

         Shareholder proposals for the Fund's year 2001 Annual Meeting must be received at the Fund's executive offices at 30 Rowes Wharf, Fourth Floor, Boston, Massachusetts 02110-3328 no later than January 30, 2001 for inclusion in the 2001 Proxy Statement and form of proxy. Submission of such proposals does not insure that they will be included in the 2001 Proxy Statement or submitted for a vote at the 2001 Annual Meeting.

                                     GENERAL

         The Fund will pay the cost of preparing, assembling and mailing the material in connection with solicitation of proxies, and will reimburse brokers, nominees and similar record holders for their reasonable expenses incurred in connection with forwarding proxy material to beneficial holders. In addition to the solicitation by use of the mails, certain officers of the Fund and certain employees of the Adviser, who will receive no compensation for their services other than their regular salaries, may solicit the return of proxies personally or by telephone or facsimile.

                                                        H&Q HEALTHCARE INVESTORS
                                                     H&Q LIFE SCIENCES INVESTORS
May 30, 2000


                                                                     HQHCM-PS-00

EXHIBIT A

                            H&Q HEALTHCARE INVESTORS

                          INVESTMENT ADVISORY AGREEMENT


         THIS INVESTMENT ADVISORY AGREEMENT, dated as of April 30, 2000 between H&Q HEALTHCARE INVESTORS, a Massachusetts business trust (the "Fund"), and HAMBRECHT & QUIST CAPITAL MANAGEMENT INCORPORATED, a California corporation (the "Investment Adviser"),

                              W I T N E S S E T H:

         That in consideration of the mutual covenants herein contained, it is agreed as follows:

         1.       Services To Be Rendered by the Investment Adviser to the Fund.
                  -------------------------------------------------------------

         Subject to the supervision and direction of the Board of Trustees of the Fund, the Investment Adviser will

                  a. act in strict conformity with the Fund's Declaration of Trust, the Investment Company Act of 1940 (the "1940 Act") and the Investment Advisers Act of 1940, as the same may from time to time be amended;

                  b. manage the portfolio in accordance with the Fund's investment objective and policies as stated in the Fund's Prospectus;

                  c. make investment decisions for the Fund;

                  d. place purchase and sale orders for portfolio transactions for the Fund;

                  e. supply the Fund with office facilities (which may be in the Investment Adviser's own offices), statistical and research data, data processing services, clerical, internal executive and administrative services, and stationery and office supplies;

                  f. supply or direct and supervise a third party administrator or custodian in the provision to the Fund of accounting and bookkeeping services, the calculation of the net asset value of shares of the Fund, internal auditing services, and other clerical services in connection therewith; and

                  g. prepare or supervise and direct a third party administrator or custodian in the preparation of reports to shareholders of the Fund, tax returns and reports to and filings with the Securities and Exchange Commission ("SEC") and state Blue Sky authorities.

         In providing these services, the Investment Adviser will provide investment research and supervision of the Fund's investments and conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Fund's assets. In addition, the Investment Adviser will furnish the Fund with whatever statistical information the Fund may reasonably request with respect to the securities that the Fund may hold or contemplate purchasing.

         2.       Brokerage.
                  ----------
         In executing transactions for the Fund and selecting brokers or dealers (which brokers or dealers may include any affiliate of the Investment Adviser to the extent permitted by the 1940 Act) the Investment Adviser will use its best efforts to obtain the best price and execution for the Fund. In assessing the best price and execution available for any portfolio transaction, the Investment Adviser will consider all factors it deems relevant including, but not limited to, price (including any applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm involved and the firm's risk in positioning a block of securities. In selecting brokers or dealers to execute a particular transaction and in evaluating the best price and execution available, the Investment Adviser may consider the brokerage and research services (as those terms of are defined in Section 28(e) of the Securities Exchange Act of 1934 (the "Exchange Act")) provided to the Fund and/or other accounts over which the Investment Adviser exercises investment discretion. It is understood that such services may be useful to the Investment Adviser in connection with its services to other clients.

         On occasions when the Investment Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients, the Investment Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

         3.       Other Agreements; Use of Name, Etc.
                  -----------------------------------

         It is understood that any of the shareholders, Trustees, officers, agents and employees of the Fund may be a shareholder, director, officer, agent or employee of or be otherwise interested in the Investment Adviser and in any affiliate thereof with the Investment Adviser and that the Investment Adviser and any affiliate thereof with the Investment Adviser may have an interest in the Fund. It is also understood that the Investment Adviser and persons affiliated with the Investment Adviser have and may have advisory, management, service or other contracts with other organizations and persons, and may have other interests and businesses and that the Fund shall have no interest in the profits or opportunities derived from the same, that the Investment Adviser may give advice and take action in the performance of its duties with respect to such other clients that may differ from advice given on the timing or nature of action taken with respect to the Fund. Nothing in this Agreement shall be deemed to confer upon the Investment Adviser any obligation to acquire for the account of the Fund a position in any security that the Investment Adviser or any affiliate thereof may acquire for its own account or for the account of any other client, if in the sole and absolute discretion of the Investment Adviser it is not for any reason practical or desirable to acquire a position in such security for the Fund's account.

         The Investment Adviser shall authorize and permit any of its officers, directors and employees who may be elected as Trustees or officers of the Fund to serve in the capacities in which they are elected. Services to be furnished by the Investment Adviser under this Agreement may be furnished through the medium of any of such officers, directors or employees.

         The Fund acknowledges that the terms "Hambrecht & Quist" and "H&Q" are property rights of the Investment Adviser and its affiliates and that such entities may permit other entities to use such terms as part of their names. The Fund agrees that, if the Investment Adviser ceases to act as investment adviser to the Fund, the Fund's license to use the term "H&Q" as part of its name will terminate, unless an agreement can be reached on its continued use by the Fund. If an agreement acceptable to all parties cannot be reached, the Fund will take all necessary actions to change its name to a name not including such terms.

         4.       Compensation.
                  -------------

         The Fund will pay to the Investment Adviser as compensation for the Investment Adviser's services rendered a fee, computed monthly, equal when annualized to (1) 2.5% of the average net assets for such month of its venture capital and other restricted securities constituting up to 25% of net assets and
(2) the percentage that corresponds to the fee table below of the average net assets for such month of all other assets ("Other Assets"). provided that in no event shall such monthly fee when annualized exceed 1.375% of the average net assets of the Fund for such month.

                                                                Annualized
       Value of Other Assets                                    Fee Rate
       --------------------------------------------             --------
       $250,000,000 or less                                       1.0%
       $250,000,001 to $500,000,000                               0.9%
       $500,000,001 to $1,000,000,000                             0.8%
       In excess of $1,000,000,000                                0.7%


         For purposes of this section, "average net assets" for any month shall be equal to the average of the net asset value of the appropriate assets at the last business day of such month and the net asset value of the appropriate assets at the last business day of the prior month. In determining average net assets for purposes of clauses (1) and (2) above, liabilities and expenses of the Fund shall be allocated pro rata based on the ratio that the assets referred to in each clause bear to the total assets of the Fund. Such fee shall be payable for each month within five business days after the end of the such month.

         For purposes of this Section 4, "venture capital and other restricted securities" shall be securities of issuers for which no market quotations are readily available and securities of companies for which market quotations are readily available but which are subject to legal or contractual restrictions on resale. Securities of companies for which public information is available but as to sale of which the safe harbor provided by Rule 144(k) is not available shall be considered to be subject to legal or contractual restrictions on resale.

         In the event that expenses of the Fund for any fiscal year should exceed the expense limitation on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the Fund are qualified for offer and sale, the compensation due the Investment Adviser for such fiscal year shall be reduced by the amount of such excess by a reduction or refund thereof. In the event that the expenses of the Fund exceed any expense limitation which the Investment Adviser may, by written notice to the Fund, voluntarily declare to be effective subject to such terms and conditions as the Investment Adviser may prescribe in such notice, the compensation due the Investment Adviser shall be reduced and if necessary the Investment Adviser shall assume expenses of the Fund, to the extent required by such expense limitation. In no event shall the provisions of this Section 4 require the Investment Adviser to reduce its fee if not so required by an applicable statute or regulatory authority.

         If the Investment Adviser shall serve for less than the whole of a month, the foregoing compensation shall be pro rated.

         5.       Expenses.
                  ---------

         The Investment Adviser will bear all expenses in connection with the performance of its services under this Agreement, including compensation of and office space for officers and employees of the Fund connected with investment and economic research, trading and investment management of the Fund, as well as the fees of all Trustees of the Fund who are "affiliated persons" of the Investment Adviser, as that term is defined in the 1940 Act, or any of its "affiliated persons".

         The Fund shall pay (or, in the event that such expenses are paid by the Investment Adviser, shall reimburse the Investment Adviser for) all other expenses incurred in the organization and operation of the Fund including, among other things, expenses for legal and auditing services, costs of printing proxy statements, prospectuses, stock certificates and shareholder reports, charges of the custodian, any sub-custodian and transfer agent, expenses in connection with the Dividend Reinvestment and Cash Purchase plan, SEC and National Association of Securities Dealers, Inc. fees, fees and expenses of the Trustees who are not "affiliated persons" of the Investment Adviser or any of its "affiliated persons", accounting and valuation costs, administrator's fees, membership fees in trade associations, fidelity bond coverage for the Fund's officers and employees, errors and omissions insurance coverage for Trustees and officers, interest, brokerage costs, taxes, stock exchange listing fees and expenses, expenses of qualifying the Fund's shares for sale in various states, expenses associated with personnel performing exclusively shareholder servicing functions, certain other organization expenses, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Fund.

         6.       Assignment Terminates This Agreement; Amendments of This
                  Agreement.
                  --------------------------------------------------------

         This Agreement shall automatically terminate, without the payment of any penalty in the event of its assignment, and this Agreement shall not be amended unless such amendment is approved at a meeting by the affirmative vote of a majority of the outstanding shares of the Fund, and by the vote cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees of the Fund who are not interested persons of the Fund or of the Investment Adviser.

         7.       Effective Period and Termination of This Agreement.
                  ---------------------------------------------------

         This Agreement shall become effective upon its execution, and shall remain in full force and effect continuously thereafter (unless terminated automatically as set forth in Section 6) until terminated as follows:

                  a. Either party hereto may at any time terminate this Agreement by not less than thirty (30) days' nor more than sixty (60) days' written notice delivered or mailed by registered mail, postage prepaid, to the other party;

                  b. If (I) the Trustees of the Fund or the shareholders by the affirmative vote of a majority of the outstanding shares of the Fund and (ii) a majority of the Trustees of the Fund who are not interested persons of the Fund or of the Investment Adviser, by vote cast in person at a meeting called for the purpose of voting on such approval, do not specifically approve at least annually the continuance of this Agreement, then this Agreement shall automatically terminate at the close of business on June 30, 2001 or the expiration of one year from the effective date of the last such continuance, whichever is later; or

         Action by the Fund under (a) above may be taken either by (i) vote of a majority of its Trustees, or (ii) by the affirmative vote of a majority of the outstanding shares of the Fund.

         Termination of this Agreement pursuant to this Section 7 shall be without the payment of any penalty.

         8.       Certain Definitions.
                  --------------------

         For the purposes of this Agreement, the "affirmative vote of a majority of outstanding shares of the Fund" means the affirmative vote, at a duly called and held meeting of shareholders of the Fund, (a) of the holders of 67% or more of the shares of the Fund present (in person or by proxy) and entitled to vote at such meeting, if the holders of more than 50% of the outstanding shares of the Fund entitled to vote at such meeting are present in person or by proxy, or
(b) of the holders of more than 50% of the outstanding shares of the Fund entitled to vote at such meeting, whichever is less.

         For the purposes of this Agreement, the terms "affiliated person", "control", "interested person" and "assignment" shall have their respective meanings defined in the 1940 Act and the Rules and Regulations thereunder, subject, however to such exemptions as may be granted by the SEC under said Act; the term "specifically approve at least annually" shall be construed in a manner consistent with the 1940 Act and the Rules and Regulations thereunder; and the term "brokerage and research services" shall have the meaning given in the Exchange Act and the Rules and Regulations thereunder.

         9.       Non-liability of the Investment Adviser.
                  ----------------------------------------

         The Investment Adviser shall not be held responsible for any loss incurred by any act or omission of any broker. The Investment Adviser also shall not be liable to the Fund or to any shareholder of the Fund for any error or judgment or for any loss suffered by the Fund in connection with rendering services hereunder except (a) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in
Section 36(b)(3) of the 1940 Act) or (b) a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser, or reckless disregard of its obligations and duties hereunder. Subject to the foregoing, the Fund also shall indemnify the Investment Adviser, and any officer, director and employee thereof to the maximum extent permitted by
Article V of the Fund's Declaration of Trust.

         10.      Limitation of Liability of the Trustees and Shareholders.
                  ---------------------------------------------------------

         A copy of the Declaration of Trust of the Fund is on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Fund as Trustees and not individually and that the obligations of this instrument are not binding upon any of the Trustees or shareholders individually but are binding only upon the assets and property of the Fund.

         11.      Furnishing of Materials.
                  ------------------------

         During the term of this Agreement, the Fund agrees to furnish the Investment Adviser at its principal executive office all prospectuses, proxy statements, report to shareholders, sales literature, or other material prepared for distribution to shareholders of the Fund or the public, which refer to the Investment Adviser in any way, prior to use thereof and not to use such material if the Investment Adviser reasonably objects in writing within five business days (or such other time as may be mutually agreed) after receipt thereof. In the event of termination of this Agreement, the Fund will continue to furnish to the Investment Adviser copies of any of the above-mentioned materials which refer in any way to the Investment Adviser. The Fund shall furnish or otherwise make available to the Investment Adviser such other information relating to the business affairs of the Fund as the Investment Adviser at any time, or from time to time, reasonably requests in order to discharge its obligations hereunder.

         12.      Governing Law.
                  --------------

         This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

         IN WITNESS WHEREOF, H&Q Healthcare Investors and Hambrecht & Quist Capital Management Incorporated have each caused this instrument to be signed in duplicate in its behalf by its President or a Vice President thereunto duly authorized, all as of the date first hereinabove written.

         H&Q HEALTHCARE INVESTORS


         By: __________________________________________________

         Title: _______________________________________________



         HAMBRECHT & QUIST CAPITAL MANAGEMENT INCORPORATED


         By: __________________________________________________

         Title: _______________________________________________

                           H&Q LIFE SCIENCES INVESTORS
                          INVESTMENT ADVISORY AGREEMENT
                          -----------------------------

         THIS INVESTMENT ADVISORY AGREEMENT, dated as of April 30, 2000 between H&Q LIFE SCIENCES INVESTORS, a Massachusetts business trust (the "Fund"), and HAMBRECHT & QUIST CAPITAL MANAGEMENT INCORPORATED, a California corporation (the "Investment Adviser"),

                              W I T N E S S E T H:

         That in consideration of the mutual covenants herein contained, it is agreed as follows:

         1.       Services To Be Rendered by the Investment Adviser to the Fund.
                  -------------------------------------------------------------

         Subject to the supervision and direction of the Board of Trustees of the Fund, the Investment Adviser will

                  a. act in strict conformity with the Fund's Declaration of Trust, the Investment Company Act of 1940 (the "1940 Act") and the Investment Advisers Act of 1940, as the same may from time to time be amended;

                  b. manage the portfolio in accordance with the Fund's investment objective and policies as stated in the Fund's Prospectus;

                  c. make investment decisions for the Fund;

                  d. place purchase and sale orders for portfolio transactions for the Fund;

                  e. supply the Fund with office facilities (which may be in the Investment Adviser's own offices), statistical and research data, data processing services, clerical, internal executive and administrative services, and stationery and office supplies;

                  f. supply or direct and supervise a third party administrator or custodian in the provision to the Fund of accounting and bookkeeping services, the calculation of the net asset value of shares of the Fund, internal auditing services, and other clerical services in connection therewith; and

                  g. prepare or supervise and direct a third party administrator or custodian in the preparation of reports to shareholders of the Fund, tax returns and reports to and filings with the Securities and Exchange Commission ("SEC") and state Blue Sky authorities.

         In providing these services, the Investment Adviser will provide investment research and supervision of the Fund's investments and conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Fund's assets. In addition, the Investment Adviser will furnish the Fund with whatever statistical information the Fund may reasonably request with respect to the securities that the Fund may hold or contemplate purchasing.

         2.       Brokerage.
                  ----------

         In executing transactions for the Fund and selecting brokers or dealers (which brokers or dealers may include any affiliate of the Investment Adviser to the extent permitted by the 1940 Act) the Investment Adviser will use its best efforts to obtain the best price and execution for the Fund. In assessing the best price and execution available for any portfolio transaction, the Investment Adviser will consider all factors it deems relevant including, but not limited to, price (including any applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm involved and the firm's risk in positioning a block of securities. In selecting brokers or dealers to execute a particular transaction and in evaluating the best price and execution available, the Investment Adviser may consider the brokerage and research services (as those terms of are defined in Section 28(e) of the Securities Exchange Act of 1934 (the "Exchange Act")) provided to the Fund and/or other accounts over which the Investment Adviser exercises investment discretion. It is understood that such services may be useful to the Investment Adviser in connection with its services to other clients.

         On occasions when the Investment Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients, the Investment Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

         3.       Other Agreements; Use of Name, Etc.
                  -----------------------------------

         It is understood that any of the shareholders, Trustees, officers, agents and employees of the Fund may be a shareholder, director, officer, agent or employee of or be otherwise interested in the Investment Adviser and in any affiliate thereof with the Investment Adviser and that the Investment Adviser and any affiliate thereof with the Investment Adviser may have an interest in the Fund. It is also understood that the Investment Adviser and persons affiliated with the Investment Adviser have and may have advisory, management, service or other contracts with other organizations and persons, and may have other interests and businesses and that the Fund shall have no interest in the profits or opportunities derived from the same, that the Investment Adviser may give advice and take action in the performance of its duties with respect to such other clients that may differ from advice given on the timing or nature of action taken with respect to the Fund. Nothing in this Agreement shall be deemed to confer upon the Investment Adviser any obligation to acquire for the account of the Fund a position in any security that the Investment Adviser or any affiliate thereof may acquire for its own account or for the account of any other client, if in the sole and absolute discretion of the Investment Adviser it is not for any reason practical or desirable to acquire a position in such security for the Fund's account.

         The Investment Adviser shall authorize and permit any of its officers, directors and employees who may be elected as Trustees or officers of the Fund to serve in the capacities in which they are elected. Services to be furnished by the Investment Adviser under this Agreement may be furnished through the medium of any of such officers, directors or employees.

         The Fund acknowledges that the terms "Hambrecht & Quist" and "H&Q" are property rights of the Investment Adviser and its affiliates and that such entities may permit other entities to use such terms as part of their names. The Fund agrees that, if the Investment Adviser ceases to act as investment adviser to the Fund, the Fund's license to use the term "H&Q" as part of its name will terminate, unless an agreement can be reached on its continued use by the Fund. If an agreement acceptable to all parties cannot be reached, the Fund will take all necessary actions to change its name to a name not including such terms.

         4.       Compensation.
                  -------------

         The Fund will pay to the Investment Adviser as compensation for the Investment Adviser's services rendered a fee, computed monthly, equal when annualized to (1) 2.5% of the average net assets for such month of its venture capital and other restricted securities constituting up to 25% of net assets and
(2) the percentage that corresponds to the fee table below of the average net assets for such month of all other assets ("Other Assets"). provided that in no event shall such monthly fee when annualized exceed 1.375% of the average net assets of the Fund for such month.

                                                                    Annualized
           Value of Other Assets                                    Fee Rate
           --------------------------------------------             --------
           $250,000,000 or less                                       1.0%
           $250,000,001 to $500,000,000                               0.9%
           $500,000,001 to $1,000,000,000                             0.8%
           In excess of $1,000,000,000                                0.7%


         For purposes of this section, "average net assets" for any month shall be equal to the average of the net asset value of the appropriate assets at the last business day of such month and the net asset value of the appropriate assets at the last business day of the prior month. In determining average net assets for purposes of clauses (1) and (2) above, liabilities and expenses of the Fund shall be allocated pro rata based on the ratio that the assets referred to in each clause bear to the total assets of the Fund. Such fee shall be payable for each month within five business days after the end of the such month.

         For purposes of this Section 4, "venture capital and other restricted securities" shall be securities of issuers for which no market quotations are readily available and securities of companies for which market quotations are readily available but which are subject to legal or contractual restrictions on resale. Securities of companies for which public information is available but as to sale of which the safe harbor provided by Rule 144(k) is not available shall be considered to be subject to legal or contractual restrictions on resale.

         In the event that expenses of the Fund for any fiscal year should exceed the expense limitation on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the Fund are qualified for offer and sale, the compensation due the Investment Adviser for such fiscal year shall be reduced by the amount of such excess by a reduction or refund thereof. In the event that the expenses of the Fund exceed any expense limitation which the Investment Adviser may, by written notice to the Fund, voluntarily declare to be effective subject to such terms and conditions as the Investment Adviser may prescribe in such notice, the compensation due the Investment Adviser shall be reduced and if necessary the Investment Adviser shall assume expenses of the Fund, to the extent required by such expense limitation. In no event shall the provisions of this Section 4 require the Investment Adviser to reduce its fee if not so required by an applicable statute or regulatory authority.

         If the Investment Adviser shall serve for less than the whole of a month, the foregoing compensation shall be pro rated.

         5.       Expenses.
                  ---------

         The Investment Adviser will bear all expenses in connection with the performance of its services under this Agreement, including compensation of and office space for officers and employees of the Fund connected with investment and economic research, trading and investment management of the Fund, as well as the fees of all Trustees of the Fund who are "affiliated persons" of the Investment Adviser, as that term is defined in the 1940 Act, or any of its "affiliated persons".

         The Fund shall pay (or, in the event that such expenses are paid by the Investment Adviser, shall reimburse the Investment Adviser for) all other expenses incurred in the organization and operation of the Fund including, among other things, expenses for legal and auditing services, costs of printing proxy statements, prospectuses, stock certificates and shareholder reports, charges of the custodian, any sub-custodian and transfer agent, expenses in connection with the Dividend Reinvestment and Cash Purchase plan, SEC and National Association of Securities Dealers, Inc. fees, fees and expenses of the Trustees who are not "affiliated persons" of the Investment Adviser or any of its "affiliated persons", accounting and valuation costs, administrator's fees, membership fees in trade associations, fidelity bond coverage for the Fund's officers and employees, errors and omissions insurance coverage for Trustees and officers, interest, brokerage costs, taxes, stock exchange listing fees and expenses, expenses of qualifying the Fund's shares for sale in various states, expenses associated with personnel performing exclusively shareholder servicing functions, certain other organization expenses, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Fund.

         6.       Assignment Terminates This Agreement; Amendments of This
                  Agreement.
                  --------------------------------------------------------

         This Agreement shall automatically terminate, without the payment of any penalty in the event of its assignment, and this Agreement shall not be amended unless such amendment is approved at a meeting by the affirmative vote of a majority of the outstanding shares of the Fund, and by the vote cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees of the Fund who are not interested persons of the Fund or of the Investment Adviser.

         7.       Effective Period and Termination of This Agreement.
                  ---------------------------------------------------

         This Agreement shall become effective upon its execution, and shall remain in full force and effect continuously thereafter (unless terminated automatically as set forth in Section 6) until terminated as follows:

                  a. Either party hereto may at any time terminate this Agreement by not less than thirty (30) days' nor more than sixty (60) days' written notice delivered or mailed by registered mail, postage prepaid, to the other party;

                  b. If (I) the Trustees of the Fund or the shareholders by the affirmative vote of a majority of the outstanding shares of the Fund and (ii) a majority of the Trustees of the Fund who are not interested persons of the Fund or of the Investment Adviser, by vote cast in person at a meeting called for the purpose of voting on such approval, do not specifically approve at least annually the continuance of this Agreement, then this Agreement shall automatically terminate at the close of business on June 30, 2001 or the expiration of one year from the effective date of the last such continuance, whichever is later; or

         Action by the Fund under (a) above may be taken either by (i) vote of a majority of its Trustees, or (ii) by the affirmative vote of a majority of the outstanding shares of the Fund.

         Termination of this Agreement pursuant to this Section 7 shall be without the payment of any penalty.

         8.       Certain Definitions.
                  --------------------

         For the purposes of this Agreement, the "affirmative vote of a majority of outstanding shares of the Fund" means the affirmative vote, at a duly called and held meeting of shareholders of the Fund, (a) of the holders of 67% or more of the shares of the Fund present (in person or by proxy) and entitled to vote at such meeting, if the holders of more than 50% of the outstanding shares of the Fund entitled to vote at such meeting are present in person or by proxy, or
(b) of the holders of more than 50% of the outstanding shares of the Fund entitled to vote at such meeting, whichever is less.

         For the purposes of this Agreement, the terms "affiliated person", "control", "interested person" and "assignment" shall have their respective meanings defined in the 1940 Act and the Rules and Regulations thereunder, subject, however to such exemptions as may be granted by the SEC under said Act; the term "specifically approve at least annually" shall be construed in a manner consistent with the 1940 Act and the Rules and Regulations thereunder; and the term "brokerage and research services" shall have the meaning given in the Exchange Act and the Rules and Regulations thereunder.

         9.       Non-liability of the Investment Adviser.
                  ----------------------------------------

         The Investment Adviser shall not be held responsible for any loss incurred by any act or omission of any broker. The Investment Adviser also shall not be liable to the Fund or to any shareholder of the Fund for any error or judgment or for any loss suffered by the Fund in connection with rendering services hereunder except (a) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in
Section 36(b)(3) of the 1940 Act) or (b) a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser, or reckless disregard of its obligations and duties hereunder. Subject to the foregoing, the Fund also shall indemnify the Investment Adviser, and any officer, director and employee thereof to the maximum extent permitted by
Article V of the Fund's Declaration of Trust.

         10.      Limitation of Liability of the Trustees and Shareholders.
                  ---------------------------------------------------------

         A copy of the Declaration of Trust of the Fund is on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Fund as Trustees and not individually and that the obligations of this instrument are not binding upon any of the Trustees or shareholders individually but are binding only upon the assets and property of the Fund.

         11.      Furnishing of Materials.
                  ------------------------

         During the term of this Agreement, the Fund agrees to furnish the Investment Adviser at its principal executive office all prospectuses, proxy statements, report to shareholders, sales literature, or other material prepared for distribution to shareholders of the Fund or the public, which refer to the Investment Adviser in any way, prior to use thereof and not to use such material if the Investment Adviser reasonably objects in writing within five business days (or such other time as may be mutually agreed) after receipt thereof. In the event of termination of this Agreement, the Fund will continue to furnish to the Investment Adviser copies of any of the above-mentioned materials which refer in any way to the Investment Adviser. The Fund shall furnish or otherwise make available to the Investment Adviser such other information relating to the business affairs of the Fund as the Investment Adviser at any time, or from time to time, reasonably requests in order to discharge its obligations hereunder.

         12.      Governing Law.
                  --------------

         This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

         IN WITNESS WHEREOF, H&Q Life Sciences Investors and Hambrecht & Quist Capital Management Incorporated have each caused this instrument to be signed in duplicate in its behalf by its President or a Vice President thereunto duly authorized, all as of the date first hereinabove written.

         H&Q LIFE SCIENCES INVESTORS


         By: ___________________________________________

         Title: ________________________________________



         HAMBRECHT & QUIST CAPITAL MANAGEMENT INCORPORATED


         By: ___________________________________________

         Title: ________________________________________

                            H&Q HEALTHCARE INVESTORS

       Proxy for Annual Meeting of Shareholders to be held June 28, 2000
        This Proxy is Being Solicited on Behalf of the Board of Trustees

The undersigned hereby appoints Alan G. Carr, Eric Oddleifson and Kimberley L. Carroll, and each of them, proxies of the undersigned, with full powers of substitution, to vote at the Annual Meeting of Shareholders of H&Q HEALTHCARE INVESTORS (the "Fund") to be held on June 28, 2000 at 10:00 A.M. at the Boston Harbor Hotel, 70 Rowes Wharf, Boston, Massachusetts 02110, and at any adjournment or adjournments thereof, all the shares of the Fund outstanding in the name of the undersigned as follows on the resverse side of this card.

THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES FOR TRUSTEE, FOR APPROVAL OF PROPOSALS 2 AND 3, AGAINST APPROVAL OF PROPOSAL 4, AND WITH RESPECT TO ITEM 5, AS SAID PROXIES, AND EACH OF THEM, MAY DETERMINE.

--------------------------------------------------------------------------------
        PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE
                               ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                      DO YOU HAVE ANY COMMENTS?

---------------------------------------    -------------------------------------


---------------------------------------    -------------------------------------


---------------------------------------    -------------------------------------

--------------------------------------------------------------------------------
                            H&Q HEALTHCARE INVESTORS
--------------------------------------------------------------------------------


Mark Box at right if an address change or comment has been        [   ]
noted on the reverse side of this card.                           [   ]

CONTROL NUMBER:
RECORD DATE SHARES:

                                                       |------------------------
  Please be sure to sign and date this Proxy.          |  Date
-------------------------------------------------------|------------------------


------------Shareholder sign here----------------------  Co-owner sign here-----

DETACH CARD

 -------------------
  Vote by Telephone
 -------------------
It's fast, convenient, and immediate!
Call Toll-Free on a Touch-Tone Phone

Follow these four easy steps:

--------------------------------------------------------------------------------
1.  Read the accompanying Proxy Statement and
    Proxy Card.

2.  Call the toll-free number
    1-877-PRX-VOTE (1-877-779-8683).
    There is NO CHARGE for this call.

3.  Enter your Control Number located on your Proxy Card.

4.  Following the recorded instructions.
--------------------------------------------------------------------------------

Your Vote is important!
Call 1-877-PRX-VOTE anytime!


1. On the election of two Trustees:            For All    With-    For All
                                               Nominees   hold     Except
       (01) Lawrence S. Lewin                    [   ]    [   ]     [   ]
     (02) Uwe E. Reinhardt, Ph.D.                [   ]    [   ]     [   ]

If you do not wish your shares voted "For" a particular nominee, mark the "For
All Except" box and strike a line through the name of the nominee. Your shares will be voted for the remaining nominee (The Board of Trustees recommends a vote FOR all nominees);

                                                     For     Against    Abstain
2. Ratification of the selection of Arthur          [   ]     [   ]      [   ]
   Anderson LLP as Independent Public Accountants   [   ]     [   ]      [   ]
   of the Fund for the fiscal year ending
   September 30, 2000 (The Board of Trustees
   recommends a vote FOR):

3. Approval of a new investment advisory contract   [   ]     [   ]      [   ]
   (The Board of Trustees recommends a vote FOR):   [   ]     [   ]      [   ]

4. Approval of a shareholder proposal to open-end   [   ]     [   ]      [   ]
   the Fund (The Board of Trustees recommends       [   ]     [   ]      [   ]
   a vote AGAINST): AND

5) In their discretion, on all other business that may properly come before the Annual Meeting and any adjournment or adjournments thereof.


                                                                     DETACH CARD

 -------------------
  Vote by Internet
 -------------------
It's fast, convenient, and your vote is immediately confirmed and posted.

Follow these four easy steps:

--------------------------------------------------------------------------------
1.  Read the accompanying Proxy Statement and
    Proxy Card.

2.  Go to the Website
    http://www.eproxyvote.com/hqh

3.  Enter your Control Number located on your Proxy Card.

4.  Following the instructions provided.
--------------------------------------------------------------------------------

Your Vote is Important!
Go to http://www.eproxyvote.com/hqh anytime!


Do not return your Proxy Card if your are voting by Telephone or Internet

                           H&Q LIFE SCIENCES INVESTORS

       Proxy for Annual Meeting of Shareholders to be held June 28, 2000
        This Proxy is Being Solicited on Behalf of the Board of Trustees

The undersigned hereby appoints Alan G. Carr, Eric Oddleifson and Kimberley L. Carroll, and each of them, proxies of the undersigned, with full powers of substitution, to vote at the Annual Meeting of Shareholders of H&Q LIFE SCIENCES INVESTORS (the "Fund") to be held on June 28, 2000 at 10:00 A.M. at the Boston Harbor Hotel, 70 Rowes Wharf, Boston, Massachusetts 02110, and at any adjournment or adjournments thereof, all the shares of the Fund outstanding in the name of the undersigned as follows on the resverse side of this card.

THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES FOR TRUSTEE, FOR ADOPTION OF PROPOSALS 2 AND 3, AND WITH RESPECT TO ITEM 4, AS SAID PROXIES, AND EACH OF THEM, MAY DETERMINE.

--------------------------------------------------------------------------------
        PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE
                               ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                      DO YOU HAVE ANY COMMENTS?

---------------------------------------    -------------------------------------


---------------------------------------    -------------------------------------


---------------------------------------    -------------------------------------

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE

--------------------------------------------------------------------------------
                           H&Q LIFE SCIENCES INVESTORS
--------------------------------------------------------------------------------


Mark Box at right if an address change or comment has been        [   ]
noted on the reverse side of this card.                           [   ]

CONTROL NUMBER:
RECORD DATE SHARES:

                                                       |------------------------
  Please be sure to sign and date this Proxy.          |  Date
-------------------------------------------------------|------------------------


------------Shareholder sign here----------------------  Co-owner sign here-----

DETACH CARD

 -------------------
  Vote by Telephone
 -------------------
It's fast, convenient, and immediate!
Call Toll-Free on a Touch-Tone Phone

Follow these four easy steps:

--------------------------------------------------------------------------------
1.  Read the accompanying Proxy Statement and
    Proxy Card.

2.  Call the toll-free number
    1-877-PRX-VOTE (1-877-779-8683).
    There is NO CHARGE for this call.

3.  Enter your Control Number located on your Proxy Card.

4.  Follow the recorded instructions.
--------------------------------------------------------------------------------

Your Vote is important!
Call 1-877-PRX-VOTE anytime!


1. On the election of two Trustees:            For All    With-    For All
                                               Nominees   hold     Except
       (01) Alan G. Carr                         [   ]    [   ]     [   ]
     (02) Henry A. Termeer                       [   ]    [   ]     [   ]

If you do not wish your shares voted "For" a particular nominee, mark the "For
All Except" box and strike a line through the name of the nominee. Your shares will be voted for the remaining nominee (The Board of Trustees recommends a vote FOR all nominees);

                                                     For     Against    Abstain
2. Ratification of the selection of Arthur          [   ]     [   ]      [   ]
   Anderson LLP as Independent Public Accountants   [   ]     [   ]      [   ]
   of the Fund for the fiscal year ending
   September 30, 2000 (The Board of Trustees
   recommends a vote FOR):

3. Approval of a new investment advisory contract   [   ]     [   ]      [   ]
   (The Board of Trustees recommends a vote FOR):   [   ]     [   ]      [   ]


4) In their discretion, on all other business that may properly come before the Annual Meeting and any adjournment or adjournments thereof.


                                                                     DETACH CARD

 -------------------
  Vote by Internet
 -------------------
It's fast, convenient, and your vote is immediately confirmed and posted.

Follow these four easy steps:

--------------------------------------------------------------------------------
1.  Read the accompanying Proxy Statement and
    Proxy Card.

2.  Go to the Website
    http://www.eproxyvote.com/hql

3.  Enter your Control Number located on your Proxy Card.

4.  Follow the instructions provided.
--------------------------------------------------------------------------------

Your Vote is Important!
Go to http://www.eproxyvote.com/hqh anytime!


Do not return your Proxy Card if your are voting by Telephone or Internet